UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): November 4, 2016

CHESAPEAKE GRANITE WASH TRUST
(Exact name of Registrant as specified in its Charter)

Delaware	001-35343	45-6355635
(State or other jurisdiction of incorporation)	(Commission File No.)	(IRS Employer Identification No.)

The Bank of New York Mellon Trust Company, N.A. 919 Congress Avenue Austin, Texas 78701
(Address of principal executive offices)

Registrant’s telephone number, including area code: (512) 236-6555

Not applicable
(Former name, former address and former fiscal year, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02 Results of Operations and Financial Condition.

On November 10, 2016, Chesapeake Granite Wash Trust (the "Trust") issued a press release announcing the Trust’s quarterly distribution for the period ended September 30, 2016. Attached as Exhibit 99.1 is a copy of the press release, which is incorporated herein by reference. The information furnished in this Item 2.02 and in Exhibit 99.1 is not deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, is not subject to the liabilities of that section and is not deemed incorporated by reference in any filing by the Trust under the Securities Act of 1933, as amended.

Item 4.02 Non-Reliance on Previously Issued Financial Statements or a Related Audit Report or Completed Interim Review.

On November 4, 2016, the Bank of New York Mellon Trust Company, N.A., the Trustee ("Trustee") of the Chesapeake Granite Wash Trust (the "Trust"), after discussions with representatives of Chesapeake Energy Corporation ("Chesapeake") wherein the Trustee was informed of the following described error, concluded that the Trust’s previously issued financial statements contained in the Trust’s quarterly report on Form 10-Q for the quarterly period ended June 30, 2016 should no longer be relied upon. The Trust will file an amended version of the quarterly report on Form 10-Q/A with the Securities and Exchange Commission on November 10, 2016.  The Form 10-Q/A will include restated financial information as of and for the six months ended June 30, 2016, together with an explanation of the restatement. This error did not result in a material misstatement to the Trust's unaudited financial statements for the three month period ended March 31, 2016.

The restatement relates to accounting for the carrying value of the Trust’s Investment in Royalty Interests. The error, which was identified by management of Chesapeake and discussed with representatives of the Trustee, resulted in an overstatement of the impairment and amortization of the Trust's Investment in Royalty Interests for the six months ended June 30, 2016. The principal effects of the restatement are a decrease to the Trust’s non-cash ceiling impairment of Investment in Royalty Interests of approximately $9.1 million and a decrease in related Amortization of Investment in Royalty Interests of approximately $0.4 million for the six months ended June 30, 2016. Associated with the restatement, the Trust identified a material weakness in internal control over financial reporting that existed as of March 31, 2016 and June 30, 2016 related to the accuracy and valuation of the non-cash impairment and amortization of the Investment in Royalty Interests, which will be described under "Controls and Procedures" in Item 4 of the Trust's Form 10-Q/A. As a result, Sarah C Newell, as Vice President of the Trustee, has concluded that the Trust's disclosure controls and procedures were not effective as of March 31, 2016 and June 30, 2016.

The Trustee of the Trust has discussed the matters disclosed herein with the Trust’s independent registered public accounting firm, PricewaterhouseCoopers LLP.

Item 9.01 Financial Statements and Exhibits.

(d)    Exhibits.

Exhibit No.	Document Description

99.1	Press release dated November 10, 2016

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CHESAPEAKE GRANITE WASH TRUST
By:	The Bank of New York Mellon Trust Company, N.A., as Trustee

By:	/s/ Sarah Newell
Name:	Sarah Newell
Title:	Vice President

Date:    November 10, 2016

EXHIBIT INDEX

Exhibit No.	Document Description

99.1	Press release dated November 10, 2016